Exhibit 99.2

Privileged and Confidential 1 Fiscal Year 2Q 2012 Supplemental Earnings Information
Forward-Looking Statements 2 FY 2Q 2012 Supplemental Earnings Information Information contained in this supplemental presentation that is not historical by nature constitutes "forward-looking statements" which can be identified by the use of forward-looking terminology such as "believes," "expects," "plans," "intends," "estimates," "projects," "could," "may," "will," "should," or "anticipates" or the negatives thereof, other variations thereon or comparable terminology, or by discussions of strategy. No assurance can be given that future results expressed or implied by the forward-looking statements will be achieved and actual results may differ materially from those contemplated by the forward-looking statements. Such statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward- looking statements. These risks and uncertainties include, but are not limited to, those relating to the Company's financial and operating prospects, current economic trends, future opportunities, ability to retain existing customers and attract new ones, the Company's acquisition strategy and ability to integrate acquired companies and assets, outlook of customers, and strength of competition and pricing. Other factors and risks that may affect our business and future financial results are detailed in our Annual Report on Form 10-K Item 1A: "Risk Factors." We caution you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. We undertake no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after releasing this supplemental information or to reflect the occurrence of unanticipated events, except as required by law. The following presentation should be read together with the Company's unaudited condensed consolidated financial statements and notes thereto as of and for the three and six months ended December 31, 2011 included in the Company's Quarterly Report on Form 10-Q filed with the SEC on February 14, 2012 and the audited consolidated financial statements and notes thereto for the year ended June 30, 2011 included in the Company's Annual Report on Form 10-K filed with the SEC on September 9, 2011.
Non-GAAP Financial Measures The Company provides financial measures that are not defined under generally accepted accounting principles in the United States, or GAAP, including earnings before interest, taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered in isolation or as alternatives to net income or any other performance measures derived in accordance with GAAP or as alternatives to cash flows from operating activities as measures of our liquidity. "Adjusted EBITDA" is defined as EBITDA from continuing operations adjusted to exclude transaction costs related to acquisitions, stock-based compensation, and certain non-cash items. Management uses EBITDA and Adjusted EBITDA to evaluate operating performance and liquidity and these financial measures are among the primary measures used by management for planning and forecasting of future periods. The Company believes Adjusted EBITDA is especially important in a capital-intensive industry such as telecommunications. The Company further believes that the presentation of EBITDA and Adjusted EBITDA is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by management and makes it easier to compare our results with the results of other companies that have different financing and capital structures. EBITDA and Adjusted EBITDA have limitations as analytical tools, and should not be considered in isolation from, or as substitutes for, analysis of our results as reported under GAAP. For example, Adjusted EBITDA: does not reflect capital expenditures, or future requirements for capital and major maintenance expenditures or contractual commitments; does not reflect changes in, or cash requirements for, our working capital needs; does not reflect the significant interest expense, or the cash requirements necessary to service the interest payments, on our debt; and does not reflect cash required to pay income taxes The Company's computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies do not calculate Adjusted EBITDA in the same fashion. Because the Company has acquired numerous entities since inception and incurred transaction costs in connection with each acquisition, has borrowed money in order to finance operations, has used capital and intangible assets in the business, and because the payment of income taxes is necessary if taxable income is generated, any measure that excludes these items has material limitations. As a result of these limitations, EBITDA and Adjusted EBITDA should not be considered as measures of discretionary cash available to invest in the growth of the business or as measures of liquidity. In addition to Adjusted EBITDA, management uses Unlevered Free Cash Flow, which measures the ability of Adjusted EBITDA to cover capital expenditures. During this fiscal year, we expect that the level of our investment will be closely correlated to the amount of Adjusted EBITDA we generate. Adjusted EBITDA is a performance, rather than cash flow measure. Correlating our capital expenditures to our Adjusted EBITDA does not imply that we will be able to fund such capital expenditures solely with cash from operations. Gross profit, defined as revenue less operating costs, excluding depreciation and amortization, is used by management to assess profitability prior to selling, general and administrative expenses, stock-based compensation and depreciation and amortization. The Company also provides invested capital and the ratio of invested capital to Adjusted EBITDA. Management uses invested capital and the invested capital ratio to assess value creation in the business. Tables reconciling such non-GAAP measures are included on the "pro-forma growth reconciliation" slides of this presentation. A glossary of terms used throughout is available under the investor section of the Company's website at http://www.zayo.com/investor-center. 3 FY 2Q 2012 Supplemental Earnings Information
Presentation of Certain Consolidated Pro-forma Financial Data 4 FY 2Q 2012 Supplemental Earnings Information Acquisitions have been, and are expected to continue to be, a component of the Company's strategy. In this Supplemental Earnings Information under "Consolidated Pro-forma Financial Data," the Company sets forth its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates for the two fiscal quarters in which the Company has completed its most recent acquisitions. These pro-forma measures are intended to provide additional information regarding such rates of growth on a more comparable basis than would be provided without such pro-forma adjustments. With regard to the recent acquisitions that impact the financial data reported within this supplemental earnings presentation (i.e. 360networks Holdings (USA), Inc. ("360networks") and American Fiber Systems Holding Corporation ("AFS")), the Company has calculated its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates in the respective fiscal quarters ended December 31, 2010, and December 31, 2011, by adjusting the actual operating results as if the 360networks acquisition occurred on July 1, 2011 and the merger with AFS occurred on July 1, 2010. In making such adjustments, the Company made certain pro-forma adjustments to the revenue and Adjusted EBITDA of the acquired entities, which principally include an adjustment related to the fair value of the acquired deferred revenue balance, but do not include cost savings and other synergies that were only realized following completion of the acquisition. See "Consolidated Historical Reconciliations." The Company provided the pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rate only for the fiscal quarters ended December 31, 2010 and December 31, 2011 on the slide entitled "Consolidated Financial Data." Similarly, the company presents pro-forma annualized revenue and pro-forma annualized Adjusted EBITDA growth rates for its operating segments. The calculation of the pro-forma growth rates includes both the impact of the aforementioned acquisitions and the impact of transfers between the segments. The pro-forma growth rates are presented for the fiscal quarters ended December 31, 2010, March 31, 2011, and December 31, 2011 on slides entitled: "Zayo Bandwidth Financial Data"; "ZFS Financial Data"; and "zColo Financial Data" within the "Financial Data by Business Unit" section of this supplemental earnings presentation.
Other Notes Operating Measures This earnings supplement contains operating measures used by the Company in managing the business. Management believes that providing this information enables analysts, investors and others to obtain a better understanding of the Company's operating performance and to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance on a standalone and comparative basis. Certain supplemental information provided and related definitions may not be directly comparable to similarly titled items reported by other companies. Further, the Company may, from time to time, revise the calculation or presentation of certain operating measures. For the three months ended March 31, 2011 the Company changed the payback period calculation to include non-recurring network expense. Payback period is defined as the period of time (measured in months) in which the gross profit for a gross new sale is equivalent to the estimated capital expenditures and non-recurring network expense less non-recurring revenue related to the gross new sale booking. The payback period is an approximation of the return on a gross new sale booking and does not include sales costs, allocation of indirect operating expenses, depreciation and amortization, or any cost of capital. Prior periods were not revised. The company changed the treatment of Ethernet upgrades in the three months ended June 30, 2011. When a customer increases the amount of Mbs. at the same location, only the net increase in revenue is counted as gross new sales (bookings) and gross installations. In prior periods, the full value of the install and full value of the churn were reported. Prior periods were not revised. Revisions Certain prior period operating measures have been revised to reflect corrections or reclassifications of data. These revisions are not material and have no impact on the Company's reported financial results. Estimates Certain operating measures presented herein are based on estimates. The measures are noted as estimates where presented and include: (1) estimated gross profit on gross new sales (bookings); (2) estimated capital expenditures associated with gross new sales (bookings); (3) estimated payback period on gross new sales (bookings )(calculated); (4) estimated commitments of speculative capital expenditures; and (5) estimated timing of service activation pipeline conversion. The operating measures for the period ended March 31, 2011 exclude ZEN. Periods prior to March 31, 2011 include ZEN and have not been revised to exclude ZEN as management has determined it is impractical to do so. Rounding Components may not sum due to rounding. 5 FY 2Q 2012 Supplemental Earnings Information
360networks Acquisition 6 FY 2Q 2012 Supplemental Earnings Information 360networks Statistics On December 1, 2011, Zayo completed the acquisition of 360networks Holdings (USA) Inc. ("360networks") for a purchase price of $345.0 million. The net cash consideration paid was $318.0 million after adjusting for $1.0 million of cash received from the acquired company and working capital adjustments of $26.0 million. The acquisition was funded with proceeds from a $315.0 million term loan and cash on hand. Included in the acquisition was VoIP 360, Inc., a legal subsidiary of 360networks. The VoIP 360, Inc. entity held substantially all of 360networks' Voice over Internet Protocol ("VoIP") and other voice product offerings. As the products offered by the VoIP 360 Inc. business don't align with Zayo Group's focus of providing bandwidth infrastructure services, concurrently with the close of the acquisition, the Company spun off 360networks' VoIP operations to Holdings. The estimated fair market value of the VoIP business spun to Holdings was $11.7 million. The network statistic information below and the December 31, 2011 operating results of Zayo exclude the VoIP business 1 In calculating the EBITDA multiple, the purchase price of 360networks, less the value ascribed to the VoIP business, is divided by the annualized pro-forma Adjusted EBITDA of 360networks (excluding VoIP) during the three months ended September 30, 2011, as calculated on page 50
MarquisNet Acquisition 7 FY 2Q 2012 Supplemental Earnings Information MarquisNet Statistics On December 31, 2011, the Company acquired substantially all of the net assets of MarquisNet in an asset purchase agreement for approximately $15.9 million, subject to post-closing adjustments. The acquisition was funded with a draw on the Company's revolving line-of-credit. The acquired MarquisNet business operates a single 28,000 square foot data center which provides colocation services in Las Vegas, Nevada. With this acquisition, the Company's zColo business unit operates twelve interconnect-focused colocation facilities 1 Financial results exclude purchase accounting adjustments 2 In calculating the EBITDA multiple, the purchase price of MarquisNet, is divided by the annualized pro-forma Adjusted during the three months ended December 31, 2011
Consolidated Financial Data 8 FY 2Q 2012 Supplemental Earnings Information Financial Data 1 The three months ended December 31, 2010 amounts include the operating results of the October 1, 2011 AFS acquisition. Adjusting for the effect of the transaction as if it had occurred on April 1, 2010, the annualized revenue and Adjusted EBITDA growth rates for the three months ended December 31, 2010 were estimated to be 8% and 29% 2 The three months ended December 31, 2011 include one month of operating results of the December 1, 2011 360networks acquisition. Adjusting for the effect of the transaction as if it had occurred on October 1, 2011, the annualized revenue and Adjusted EBITDA growth rates for the three months ended December 31, 2011 were estimated to be 18% and 41% 1 2 1 2
Consolidated Invested Capital Ratio 9 FY 2Q 2012 Supplemental Earnings Information Invested Capital
Segment Financial Data 10 FY 2Q 2012 Supplemental Earnings Information Segment Data
Invested Capital Ratio by Business Unit 11 FY 2Q 2012 Supplemental Earnings Information Invested Capital
Stratification of Revenue 12 (CHART) (CHART) (CHART) millions millions millions millions FY 2Q 2012 Supplemental Earnings Information MRR and MAR on the Last Day of the Quarter 1 (CHART) MRR on the last day of the quarter MAR of the last day of the quarter millions Revenue Stratification (CHART) 1 Other revenue for the three months ended December 31, 2011 includes $1.0 million related to the recognition of the unamortized deferred revenue balance associated with a customer that terminated a contract early due to bankruptcy, $0.9 million in early termination and late fees collected during the period, and $0.5 million in revenue associated with construction projects
(CHART) Stratification of Adjusted EBITDA 13 millions FY 2Q 2012 Supplemental Earnings Information millions Adjusted EBITDA Associated with Other Revenue Stratification of Adjusted EBITDA Adjusted EBITDA Stratification Adjusted EBITDA associated with Credits and Adjustments Adjusted EBITDA associated with Termination Revenue and Revenue from a Fiber Asset Sale Adjusted EBITDA associated with Other Revenue Adjusted EBITDA excluding Other Revenue 1 1 The $2.7 million "Adjusted EBITDA associated with other revenue" represents the EBITDA impact of $1.0 million related to the recognition of the unamortized deferred revenue balance associated with a customer that terminated a contract early due to bankruptcy, $0.9 million in early termination and late fees collected during the period, and $0.2 million in EBITDA associated with construction projects (CHART)
(CHART) (CHART) (CHART) Gross New Sales (Bookings) 14 FY 2Q 2012 Supplemental Earnings Information Gross New Sales (Bookings) Gross New Sales (Bookings) Estimated Gross Profit and Gross Profit Percentage on Gross New Sales (Bookings) Estimated Capital Expenditures associated with Gross New Sales (Bookings) Estimated Payback Period associated with Gross New Sales (Bookings) thousands thousands millions months MRR and MAR Monthly Gross Profit Capital Expenditures Est. Gross Profit = Contract Value = (CHART)
(CHART) Gross New Sales (Bookings) IRU, Installation and Other 15 FY 2Q 2012 Supplemental Earnings Information Gross New Sales (Bookings) - IRU, Installation and Other Gross New Sales (Bookings) - IRU, Installation and Other Estimated Gross Profit and Gross Profit Percentage on Gross New Sales (Bookings) IRU, Installation and Other millions Contract Value = Gross New Sales (Bookings) from IRUs Gross New Sales Install Charges Gross New Sales Other (Construction Services, Late Fees, Other) Gross Profit - Gross New Sales (Bookings) from IRUs Gross Profit - Gross New Sales Install Charges Gross Profit - Gross New Sales Other (Construction Services, Late Fees, Other) (CHART) Gross Profit % = millions Gross Profit
Stratification of Gross New Sales (Bookings) 16 FY 2Q 2012 Supplemental Earnings Information Gross New Sales (Bookings) Stratification 1 For the quarter ended September 30, 2011, network capacity estimated capital expenditures include 165 Halsey power upgrades and 60 Hudson generator upgrade 2 Speculative capital for the three months ended December 31, 2011 includes $4.1 million related to an expansion project at a colocation facility in Chicago, Illinois
Stratification of Speculative Projects FY 2Q 2012 Supplemental Earnings Information 17 Speculative Capital Expenditure Commitments 1 The estimated Infrastructure Capital and Success Based Capital for Government Stimulus in the quarter ended December 31, 2010 relate to a network build for a healthcare cooperative under the FCC Rural Health Care Pilot Program. The amount included in Success Based Capital relates to an IRU payment for the project that will offset $4.5 million of network build costs 2 The estimated Infrastructure Capital for Opportunistic Network Expansions in the quarter ended December 31, 2010 relates to the installation of a larger conduit for a segment of a network expansion project to enable future growth 3 Speculative capital for the three months ended June 30, 2011 includes $2.9 million success based capital for fiber associated with the GigE PAC government stimulus award 4 Speculative capital for the three months ended September 30, 2011 includes several ZB projects associated with national carriers 5 Speculative capital for the three months ended December 31, 2011 includes $4.1 million related to the zColo expansion in Chicago
Quota Bearing Headcount (QBHC) FY 2Q 2012 Supplemental Earnings Information 18 Quota Bearing Headcount (CHART) (CHART) Quota Bearing Headcount Monthly Average Gross New Sales (Bookings) per QBHC thousands Headcount Gross New Sales (Bookings) MRR and MAR
(CHART) Installation and Churn Processed 19 FY 2Q 2012 Supplemental Earnings Information Installation and Churn Processed (CHART) (CHART) (CHART) Gross Installations Churn Processed Net Installations Gross Profit from Net Installations thousands thousands thousands thousands MRR and MAR MRR and MAR MRR and MAR Monthly Gross Profit Est. Gross Profit = Est. Gross Profit = Est. Gross Profit =
Breakdown of Installations and Churn Processed Installation and Churn Processed 20 FY 2Q 2012 Supplemental Earnings Information Gross Installations thousands Churn Processed thousands MRR and MAR MRR and MAR (CHART) Churn = (CHART)
(CHART) Price Changes and Renewals (CHART) (CHART) Price Increases Net Contract Value Associated with Price Changes and Renewals Price Decreases thousands millions thousands MRR Contract Value MRR (CHART) Price Changes Net of Price Increases and Price Decreases thousands MRR 21 FY 2Q 2012 Supplemental Earnings Information Price increases as % of MRR = Price decreases as % of MRR = Price Increases MRR before Price Increases Price Decreases MRR before Price Decreases (CHART) Renewals (Where there is no price change) MRR Net Contract Value associated with Price Decreases Net Contract Value associated with Renewals Net Contract Value associated with Price Increases thousands
Upgrades Upgrades (CHART) (CHART) (CHART) (CHART) Gross Installations Associated with Upgrades Average % Increase in Monthly Recurring Revenue Associated with Upgrades thousands thousands thousands Churn Processed Associated with Upgrades Net Installations Associated with Upgrades 22 FY 2Q 2012 Supplemental Earnings Information MRR and MAR MRR and MAR MRR and MAR % Change in MRR and MAR Contract Value = Contract Value = Contract Value =
(CHART) Service Activation and Churn Pipeline 23 FY 2Q 2012 Supplemental Earnings Information Service Activation and Churn Pipeline (CHART) (CHART) Service Activation Pipeline Estimated Timing of Service Activation Pipeline Churn Pipeline Net Installation Pipeline millions millions millions MRR and MAR MRR MRR and MAR millions Gross Profit = Gross Profit = Gross Profit = Service Orders - MRR Service Orders - MAR Revenue Commitments (CHART) Implied Average Days to Install = MRR and MAR
Revenue Under Contract 24 FY 2Q 2012 Supplemental Earnings Information Revenue Under Contract Revenue Under Contract millions (CHART) Average Remaining Contract Term (CHART) Months
Employee Data FY 2Q 2012 Supplemental Earnings Information 25 Employee Data (CHART) (CHART) (CHART) (CHART) Number of Employees Employee Related SG&A thousands millions thousands Headcount Financial Statement Revenue SG&A SG&A % of Revenue = Annualized Revenue per Employee Annualized Employee Related SG&A per Employee
Customer Verticals and Product Mix 26 FY 2Q 2012 Supplemental Earnings Information Customer Verticals and Product Mix
(CHART) (CHART) (CHART) (CHART) Customer Concentration 27 FY 2Q 2012 Supplemental Earnings Information Customer Concentration % of MRR Customer #2 Customer #3 Top 20 Top 10 Top 5
Customer and Unit Metrics Customer and Unit1 Metrics (CHART) (CHART) (CHART) Number of Customers Number of Units (MRR and MAR)/Unit 28 FY 2Q 2012 Supplemental Earnings Information Customers MRR and MAR MRR and MAR Units (CHART) (MRR and MAR)/Customer thousands thousands thousands 1 Units and (MRR and MAR)/Unit exclude Fiber Miles 2 In conjunction with the spin-off of ZEN on April 1, 2011, the Company discontinued reporting ZEN in its operating metrics beginning with the three months ended March 31, 2011. The decline in the Number of Customers and corresponding (MRR and MAR)/Customer is a result of the ZEN spin-off 2 2
Pricing Trends1 - Waves FY 2Q 2012 Supplemental Earnings Information 29 (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) thousands MRR MRR thousands (CHART) 1 Pricing trends based on ZB only
Pricing Trends1 - Ethernet FY 2Q 2012 Supplemental Earnings Information 30 (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) (CHART) thousands MRR MRR thousands GigE Full Rate (>1000Mb) - MRR/Unit Fractional GigE (101-1000Mb) - MRR/Unit 1 Pricing trends based on ZB only
Pricing Trends1 - OC3, OC12, and OC48 FY 2Q 2012 Supplemental Earnings Information 31 (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) thousands MRR MRR thousands 1 Pricing trends based on ZB only 2 As part of organizational changes, lit services associated with interconnects were transferred from ZB to zColo. The decline in Units in the three months ended March 31, 2011 was primarily related to this transfer 2 2 2 (CHART)
Pricing Trends1 - DS1 and DS3 FY 2Q 2012 Supplemental Earnings Information 32 (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) (CHART) thousands MRR MRR thousands 1 Pricing trends based on ZB only millions Purchases of Property and Equipment Purchases of Property and Equipment by Driver 1 (CHART) 33 FY 2Q 2012 Supplemental Earnings Information Capital Expenditures Purchases of Property and Equipment (CHART) Maintenance, Integration and Other (CHART) Growth Capital Expenditures Capital Expenditures Capital Expenditures millions millions (CHART) millions Purchases of Property and Equipment by Type 1 Purchases of property and equipment are net of grant monies received from stimulus awards
Network Metrics 34 FY 2Q 2012 Supplemental Earnings Information Network Metrics (CHART) (CHART) Fiber Network - Route Miles Fiber Network - Fiber Miles Number of On-net Buildings Number of Markets Route Miles Fiber Miles On-Net Buildings # of Markets (CHART) (CHART) States = 27 + DC States = 31 + DC States = 31 + DC States = 31 + DC States = 42 + DC
Network Metrics 35 FY 2Q 2012 Supplemental Earnings Information On-Net Buildings 1 In the three months ended June 30, 2011, decreases in building counts by category are due to reclassification of building types, not a result of buildings being physically removed from the Zayo network
(CHART) (CHART) Network Metrics 36 FY 2Q 2012 Supplemental Earnings Information Colocation Cabinet Utilization Billable Colocation Square Feet Colocation Cabinet Equivalents Utilized Colocation Cabinet Equivalents Square Feet Colocation Cabinet Equivalents Colocation Cabinet Equivalents Utilization = 1 In connection with the restructuring of the Company's operating segments on January 1, 2011, ZB transferred 5 colocation sites to zColo. These facilities were part of prior Zayo acquisitions 2 A colocation site in Pittsburg, Pennsylvania was transferred from ZB to zColo on July 1, 2011 3 Acquired by zColo on December 31, 2011. The financial metrics throughout this supplement do not include the operating results of MarquisNet 1 1 1 2 2 2 (CHART) 3
FY 2Q 2012 Supplemental Earnings Information 37 Fiber to the Tower
(CHART) (CHART) Fiber to the Tower (FTT) Fiber to the Tower (CHART) (CHART) Total FTT Towers Bandwidth/Tenant (Mbs)1 Revenue/Tower & Revenue/Tenant thousands (CHART) 38 FY 2Q 2012 Supplemental Earnings Information Towers Tenants MRR and MAR Mbs Revenue/Tower Revenue/Tenant Total FTT Tenants Tenants/Tower = 1 Bandwidth/Tenant excludes Dark-Fiber sites
(CHART) (CHART) % of MRR and MAR % of Zayo Group's Wireless Carrier MRR and MAR Fiber to the Tower (FTT) Fiber to the Tower (CHART) (CHART) FTT MRR and MAR FTT Cumulative Capital Expenditures FTT Product Mix millions millions 39 FY 2Q 2012 Supplemental Earnings Information % of MRR and MAR MRR and MAR % of FTT MRR and MAR Capital Expenditures % of Zayo Group's MRR and MAR 1 (CHART) Contract Value =
FTT Markets FTT Markets Mid-Atlantic includes Washington D.C., Maryland, New Jersey, Virginia, West Virginia, and Pennsylvania North Central includes Indiana, Minnesota, Kentucky, and Ohio Pacific Northwest includes Idaho and Washington Southeast includes Tennessee and Georgia Southwest includes Arizona 40 FY 2Q 2012 Supplemental Earnings Information
FY 2Q 2012 Supplemental Earnings Information 41 Financial Data by Business Unit
Zayo Bandwidth Financial Data 42 Financial Data FY 2Q 2012 Supplemental Earnings Information 1 The financial data for the three months ended December 31, 2011 includes one month of operating results of the acquired 360networks business
Zayo Fiber Solutions Financial Data FY 2Q 2012 Supplemental Earnings Information 43 Financial Data 1 The financial data for the three months ended December 31, 2011 includes one month of operating results of the acquired 360networks business
zColo Financial Data FY 2Q 2012 Supplemental Earnings Information 44 Financial Data 1 Total Invested Capital as of December 31, 2011 includes $15.5 million of additional capital invested in zColo in conjunction with the MarquisNet acquisition. As the acquisition occurred on December 31, 2011, the Annualized Adjusted EBITDA for the quarter does not include the operating results of the MarquisNet business 1 1
FY 2Q 2012 Supplemental Earnings Information 45 Historical Financial Data & Reconciliations
Consolidated Historical Financial Data 46 FY 2Q 2012 Supplemental Earnings Information Consolidated Financial Data
Consolidated Historical Reconciliations 47 FY 2Q 2012 Supplemental Earnings Information Consolidated Financial Data
48 FY 2Q 2012 Supplemental Earnings Information Segment Data Reconciliation Segment Data Reconciliation Note: A reconciliation of previous quarters segment information can be found on our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release
49 FY 2Q 2012 Supplemental Earnings Information Pro-forma Growth Reconciliation (AFS) Pro-forma Growth Reconciliation 1 Revenue and depreciation expense have been adjusted from historical actual results to reflect the pro-forma impact of purchase price adjustments to the acquired deferred revenue, fixed assets and intangibles 2 The historical other expenses of $10.6 million recognized at AFS during the three months ended September 30, 2010 relate to non-recurring legal and bonus payments to executives, which were directly a result of the acquisition of AFS. As these expenses did not occur during the normal course of business and AFS would not have incurred these expenses without the Company's acquisition of AFS, these expenses have been excluded from our pro-forma Adjusted EBITDA 3 The income tax expense for AFS (historical and pro-forma) have been adjusted to reflect an assumed effective tax rate of 39.0%
50 FY 2Q 2012 Supplemental Earnings Information Pro-forma Growth Reconciliation (360networks) Pro-forma Growth Reconciliation 1 The 360networks Corporation historical results include the operating results of VoIP 360 Inc., and other non-operating legal subsidiaries of 360networks Corporation which were not acquired by the Company 2 The operating results of 360networks Corporation related to non-operating legal entities not acquired by the Company have been removed in the "pro-forma and other adjustments" column. The historical operating results of the VoIP business distributed to Zayo Group Holdings have also been removed from the pro-forma operating results. Revenue and depreciation expense have been adjusted from historical actual results to reflect the pro-forma impact of purchase price adjustments to the acquired deferred revenue, fixed assets and intangibles. Historical transactions between the two companies have also been removed 3 The income tax expense for 360networks (historical and pro-forma) have been adjusted to reflect an assumed effective tax rate of 39.0%